Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	3/31/2022	12/31/2021	3/31/2021
Assets
Loans	$106,600	$101,854	$100,926
Loans held for sale	1,170	2,729	2,296
Securities available for sale	43,681	45,364	33,923
Held-to-maturity securities	6,871	7,539	6,857
Trading account assets	848	701	811
Short-term investments	3,881	11,010	15,376
Other investments	722	639	621
Total earning assets	163,773	169,836	160,810
Allowance for loan and lease losses	(1,105)	(1,061)	(1,438)
Cash and due from banks	684	913	938
Premises and equipment	647	681	737
Goodwill	2,694	2,693	2,673
Other intangible assets	118	130	173
Corporate-owned life insurance	4,340	4,327	4,296
Accrued income and other assets	9,544	8,265	7,347
Discontinued assets	526	562	667
Total assets	$181,221	$186,346	$176,203

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$86,829	$89,207	$82,777
Savings deposits	7,840	7,503	6,655
Certificates of deposit ($100,000 or more)	1,533	1,705	2,437
Other time deposits	2,037	2,153	2,782
Total interest-bearing deposits	98,239	100,568	94,651
Noninterest-bearing deposits	50,424	52,004	47,532
Total deposits	148,663	152,572	142,183
Federal funds purchased and securities sold under repurchase agreements	599	173	281
Bank notes and other short-term borrowings	2,222	588	744
Accrued expense and other liabilities	3,615	3,548	2,862
Long-term debt	10,814	12,042	12,499
Total liabilities	165,913	168,923	158,569

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,214	6,278	6,213
Retained earnings	14,793	14,553	13,166
Treasury stock, at cost	(5,927)	(5,979)	(5,005)
Accumulated other comprehensive income (loss)	(2,929)	(586)	103
Key shareholders’ equity	15,308	17,423	17,634
Noncontrolling interests	—	—	—
Total equity	15,308	17,423	17,634
Total liabilities and equity	$181,221	$186,346	$176,203

Common shares outstanding (000)	932,398	928,850	972,587

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Three months ended
	3/31/2022	12/31/2021	3/31/2021	3/31/2022	3/31/2021
Interest income
Loans	$837	$873	$889	$837	$889
Loans held for sale	12	15	11	12	11
Securities available for sale	173	148	130	173	130
Held-to-maturity securities	46	52	45	46	45
Trading account assets	6	5	5	6	5
Short-term investments	4	8	5	4	5
Other investments	2	2	2	2	2
Total interest income	1,080	1,103	1,087	1,080	1,087
Interest expense
Deposits	14	15	21	14	21
Federal funds purchased and securities sold under repurchase agreements	—	—	—	—	—
Bank notes and other short-term borrowings	3	2	1	3	1
Long-term debt	49	53	60	49	60
Total interest expense	66	70	82	66	82
Net interest income	1,014	1,033	1,005	1,014	1,005
Provision for credit losses	83	4	(93)	83	(93)
Net interest income after provision for credit losses	931	1,029	1,098	931	1,098
Noninterest income
Trust and investment services income	136	135	133	136	133
Investment banking and debt placement fees	163	323	162	163	162
Service charges on deposit accounts	91	90	73	91	73
Operating lease income and other leasing gains	32	37	38	32	38
Corporate services income	90	73	64	90	64
Cards and payments income	80	86	105	80	105
Corporate-owned life insurance income	31	34	31	31	31
Consumer mortgage income	21	25	47	21	47
Commercial mortgage servicing fees	36	48	34	36	34
Other income	(4)	58	51	(4)	51
Total noninterest income	676	909	738	676	738
Noninterest expense
Personnel	630	674	624	630	624
Net occupancy	73	75	76	73	76
Computer processing	77	73	73	77	73
Business services and professional fees	53	70	50	53	50
Equipment	23	25	25	23	25
Operating lease expense	28	31	34	28	34
Marketing	28	37	26	28	26
Intangible asset amortization	—	—	—	—	—
Other expense	158	185	163	158	163
Total noninterest expense	1,070	1,170	1,071	1,070	1,071
Income (loss) from continuing operations before income taxes	537	768	765	537	765
Income taxes	90	141	147	90	147
Income (loss) from continuing operations	447	627	618	447	618
Income (loss) from discontinued operations, net of taxes	1	2	4	1	4
Net income (loss)	448	629	622	448	622
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$448	$629	$622	$448	$622

Income (loss) from continuing operations attributable to Key common shareholders	$420	$601	$591	$420	$591
Net income (loss) attributable to Key common shareholders	421	603	595	421	595
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.45	$.65	$.61	$.45	$.61
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.46	.65	.62	.46	.62
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.45	$.64	$.61	$.45	$.61
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.45	.64	$.61	.45	.61

Cash dividends declared per common share	$.195	$.195	$.185	$.195	$.185

Weighted-average common shares outstanding (000)	922,941	922,970	964,878	922,941	964,878
Effect of common share options and other stock awards	10,692	11,758	9,419	10,692	9,419
Weighted-average common shares and potential common shares outstanding (000) (b)	933,634	934,729	974,297	933,634	974,297

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.